SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report	May 18, 2004
(Date of earliest event reported)

Protection One, Inc.	Protection One Alarm Monitoring, Inc.
(Exact Name of Registrant as Specified in Charter)	(Exact Name of Registrant as Specified in Charter)

Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

1-12181-01	1-12181
(Commission File Number)	(Commission File Number)

93-1063818	93-1065479
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

818 S. Kansas Avenue Topeka, Kansas 66612	818 S. Kansas Avenue Topeka, Kansas 66612
(Address of Principal Executive Offices, Including Zip Code)	(Address of Principal Executive Offices, Including Zip Code)

(785) 575-1707	(785) 575-1707
(Registrant’s Telephone Number, Including Area Code)	(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events.

On May 17, 2004, Protection One, Inc. (the “Company”) reached an agreement to extend the standstill agreements among the Company, Protection One Alarm Monitoring, Inc., Network Multi-Family Security Corporation, POI Acquisition, L.L.C., POI Acquisition I, Inc. and Quadrangle Master Funding Ltd.

A copy of the press release relating to the matter described above is attached hereto as Exhibit 99.1.  The extension agreements are also attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit 10.1

Agreement to extend credit facility standstill, dated May 17, 2004, among Protection One, Inc., Protection One Alarm Monitoring, Inc., Network Multi-Family Security Corporation, POI Acquisition, L.L.C. and Quadrangle Master Funding Ltd.

Exhibit 10.2	Agreement to extend equity standstill, dated May 17, 2004, between Protection One, Inc. and POI Acquisition I, Inc.

Exhibit 99.1	Press Release, dated May 18, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTION ONE, INC.

Date: May 18, 2004	By:	/s/ Darius G. Nevin
Name: Darius G. Nevin
Title: Executive Vice President and Chief Financial Officer

PROTECTION ONE ALARM MONITORING, INC.

Date: May 18, 2004	By:	/s/ Darius G. Nevin
Name: Darius G. Nevin
Title: Executive Vice President and Chief Financial Officer